Arbitral Award and Mining Data Sale Settlement Agreement: (Details Text) $ in Millions	Jun. 30, 2019 USD ($)
Arbitral Award and Mining Data Sale Settlement Agreement: [Abstract]
Total Award	$ 740.3
Settlement Agreement	1,032.0
Venezuela agreed to pay to satisfy award including interest	792.0
Venezuela agreed to pay for mining data	240.0
Payments made pursuant to Settlement Agreement	254.0
Amount deposited to trust account	165.5
Government bonds received	88.5
Bonds sold for	74.3
Loss on sale of bonds	14.2
Amount due and unpaid including interest	$ 859.0
Original bonus percentage of first two hundred million collected	1.00%
Original bonus percentage thereafter	5.00%
Modified bonus percentage of first two hundred million collected	1.28%
Modified bonus percentage thereafter	6.40%